SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                              --------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 4, 2002

                               CENTENNIAL BANCORP
             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-10489

         OREGON                                                93-0792841
(State of Incorporation)                                    (I.R.S. Employer
                                                          Identification Number)

                             Benjamin Franklin Plaza
                       One S.W. Columbia Street, Suite 900
                             Portland, Oregon 97258
                    (Address of principal executive offices)

                                 (503) 973-5556
              (Registrant's telephone number, including area code)


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Item 5.     Other Events

            Centennial Bancorp (the "Company") (NASDAQ: CEBC) announced that its Board of Directors has adopted a new stock repurchase program authorizing the Company to repurchase up to 5% of its outstanding shares over the next two years.

            For further information with respect to the stock repurchase program, please see Exhibit 99.1 filed herewith.

Item 7.     Financial Statements and Exhibits

            (c) Exhibits

                99.1 Press Release dated January 4, 2002 announcing Centennial Bancorp's stock repurchase program.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     CENTENNIAL BANCORP


Dated:  January 4, 2002                              /s/ Neal T. McLaughlin
                                                     ---------------------------
                                                     Neal T. McLaughlin
                                                     Executive Vice President &
                                                     Chief Financial Officer


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